SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

____________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 11, 2009

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Quest Diagnostics Incorporated

(Exact Name of Registrant as Specified in Its Charter)

___________________________

Delaware

(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2009, Quest Diagnostics Incorporated (the “Company”) amended its Amended and Restated By-Laws (the “By-Laws”) effective immediately, to add a new Section 2.03 which provides for majority voting in director elections. Previously, the By-Laws were silent with respect to the standard of voting in director elections, so plurality voting, the default standard under Delaware law, applied. Under new Section 2.03, in elections that are not “Contested Elections,” directors will be elected by a majority of the votes cast; in Contested Elections, directors will be elected by a plurality of the votes cast. A “Contested Election” is one in which the number of nominees exceeds the number of directors to be elected.

A copy of the By-Laws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

3.1	Amended and Restated By-Laws of Quest Diagnostics Incorporated, as amended effective February 11, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

February 13, 2009

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Secretary